John Hancock Capital Series

Supplement dated December 30, 2016 to the current Statement of Additional Information (the “SAI”), as may be supplemented

John Hancock Classic Value Fund (the “Fund”)

Effective January 1, 2017, John J. Flynn has been added as a portfolio manager to the Fund. Richard S. Pzena and Benjamin S. Silver will continue as portfolio managers of the Fund.

Accordingly, the following supplements the information presented in Appendix B of the SAI, which provides additional information about the portfolio managers of the subadvisor, Pzena Investment Management, LLC:

Effective January 1, 2017, John J. Flynn, Richard S. Pzena, and Benjamin S. Silver, CFA, CPA, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The following table provides information regarding other accounts for which Mr. Flynn has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Mr. Flynn’s investment in the Fund.

The following tables provide information for Mr. Flynn as of November 30, 2016 (dollar amounts in millions):

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John J. Flynn	6	$2,289	9	$56	55	$1,614

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John J. Flynn	1	$2,065	–	–	1	$7

Share Ownership by Portfolio Managers. The following table states, as of November 30, 2016, the value, within the stated range, of Fund shares beneficially owned by Mr. Flynn. For purposes of this table, the following letters represent the ranges stated below:

A – $0                                      D – $50,001 – $100,000              F – $500,001 – $1,000,000

B – $1 – $10,000                       E – $100,001 – $500,000            G – More than $1 million

C – $10,001 – $50,000

Portfolio Manager	Range of Beneficial Ownership
John J. Flynn	E

You should read this Supplement in conjunction with the SAI and retain it for future reference.